Exhibit 99.1

Presentation to Stockholders – July 14, 2014

Abtech Holdings, Inc. OTC QB: ABHD Annual Shareholder Meeting -Investor Presentation July 14, 2014 Total Solutions and Innovative Technologies to Clean Water

Safe Harbor Statement

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of applicable securities laws. Forward-looking statements include statements regarding our "expectations," "anticipation," "intentions," "beliefs," or "strategies" regarding the future, whether or not those words are used. Forward-looking statements also include statements regarding revenue, margins, expenses, anticipated levels of future revenues and earnings from operations, projected costs and expenses related to our operations, liquidity, capital resources, and availability of future equity capital on commercially reasonable terms. Forward-looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered by the forward-looking statements. All forward-looking statements included in this presentation are based on information available to us as of the date of the presentation, and we assume no obligation to update any such forward-looking statements. Our actual results could differ materially from the forward-looking statements.

4110 N Scottsdale Road, Suite 235, Scottsdale AZ 85251 | 480-874-4000 | www.abtechindustries.com

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Corporate Profile ▪ Industry catalyst/trend ▪ Multi-Billion Dollar Growth in U.S. stormwater market in the Last 2-3 Years ▪ Growing trend towards water recycling and re-use in the on-shore O&G industry ▪ Clean Water Act and subsequent evolving regulations/increased enforcement ▪ AbTech is an environmentaltechnologies and engineering company providing innovative solutions for water management and treatment ▪ AbTech is a manufacturer and developer of the patented Smart Sponge® and Smart Sponge Plus technology toremove hydrocarbons and reduce coliform bacteria (EPA Registration # 86256-1) contained in stormwater, produced water and industrial wastewater. ▪ AbTech is the parent company to AEWS Engineering, a civil and environmental engineering firm bringing innovative planning and design solutions to stormwater management. STORMWATER Oil & Gas INDUSTRIAL WASTEWATER 33

Key Developments over the Last 12 Months

AbTech HOLDINGS, INC.

- ✓ Executing the Company's first Marquee Stormwater design-build-operate system installation project totaling up to $12 million for 10 outfall pipes in Nassau County, New York.
- ✓ Signed two LOIs with Municipalities for Stormwater system installation.
- ✓ Received order for $67,000 - AbTech Ultra-Urban filters (Stormwater project on Chesapeake Bay).
- ✓ Designed, developed, validated (10 different shale plays) and Deployed (March 2014) the first commercial mobile water treatment system for the Oil & Gas industry, focused on hydrocarbon removal and recovery for the treatment of produced water. 5 week in-field test results validated by third party results - hydrocarbon removal rates as high as 90%, with oil and grease levels as low as 58 ppm despite adversities on site.
- ✓ SmartSponge® pending property discovery – under most conditions, demonstrates 100% recycling of spent-media at site. In super-saturated state, SmartSponge® liquefies into a high quality, high value, hydrocarbon.
- ✓ R&D – Preliminary results show removal rate of 90%+ across all tested heavy metals including selenium 4 & 6.
- ✓ Smart Sponge® incorporated into DieselPure™'s Innovative Fuel Filtrations System and signed distribution agreement to market the DieselPure filtration system in the Western region of the United States.
- ✓ Strengthened Board of Directors: William C. McCartney, recently retired CFO of Watts Water Technologies; William S. Brennan, a 20-year Wall Street veteran focused on water strategies investment.
- ✓ Expanded Advisory Board: Governor Parris N. Glendening, two-term governor of Maryland (1995-2003) and three-term County Executive of Prince George's County; Dr. Francis J. Harvey, 19th Secretary of the Army (2004-2007) and 28-year Westinghouse Electric Executive (COO of Industries & Technology Group and President of Government and Environmental Services); Steven W. Kohlhagen, author and leading financial expert serving as advisor to the Federal Reserve Board, the U.S. Treasury and the Council of Economic Advisors; Upen Bharwada, recognized expert in liquid separation technologies and 18 year DOW Chemical technical executive and Operations Executive for GE Water; and Alexander Mouldovan, founder of social marketing platform Crowd Factory (acquired by Marketo) and led product for Tribe Network (acquired by Cisco), Cenzic (acquired by Trustwave) and InterTrust (acquired by Phillips and Sony).
- ✓ Secured net debt of $5.8 million (interest rates between 6.5% and 7.5%); Eliminated $1.5 million in short-term debt.

MAKERS OF smart sponge PRODUCTS

Revenue RevenueRevenue Storm Water Backlog: $11.9 million (Nassau County Contract) * Pipeline: 6 Month: $10 million ( 1 Additional Award) Addressable Opportunity: 18 Month: $83 million (10 Additional Awards plus expansion to the Nassau County Contract) Oil & Gas *Pipeline: 6 Month: $4 million ( 4 mobile unit service contract ) Addressable Opportunity: 18 Month: $16 million ( 12 mobile unit service contract ) Industrial Evaporator (Landfill Leachate Treatment): 6 Month *Pipeline: $700,000 (1 unit sold in US) 18 Month Opportunity: $4.9 million (2 units sold in US / 4 units sold in UK / 10 units service contract) DieselPure: 6 Month *Pipeline: $300,000 (5 units) 18 Month Opportunity: $1.3 million (20 units) Backlog, Immediate Expectations and Pipeline *Pipeline –50%+ likelihood of potential order converted into a contact

Snap Shot ▪ Headquarters: Scottsdale, AZ ▪ Manufacturing: Phoenix, AZ ▪ AEWS Engineering: Raleigh, NC ▪ Employee Count: 19 ▪ Market Cap: $28 million (@$0.42 per share) ▪ Shares Outstanding: 67.9 million ▪ Fully Diluted: 99.8 ▪ Options/Warrants: 9.2 million (Avg. $0.56); 8.4 million (Avg. $0.65) ▪ Insider Ownership: 11.5% fully diluted ▪ NOLs: $40.2 mil (Fed) $ 20.2 mil (State) –expire 2017-2034 ▪ Patents: 17 U.S.+16 International Patents ▪ EPA registration: EPA Registered(Antimicrobial) AbTech’s first marquee stormwater solutions project contracted Q4 2014 (Nassau County, NY) Total Smart Sponge ® installation locations to date: 15,000 6

ADDRESSABLE MARKETS 7

Stormwater Business Line

AbTech HOLDINGS, INC.

Annual Addressable Market Estimated at $5 Billion

Market Drivers

- Most regulations went into effect in 2003 and only recently are being enforced; US Dept of Justice states enforcement of stormwater compliance is new focus initiative
- Growing national awareness to stormwater (due to severe weather and storms in recent years, including Hurricane Sandy)
- EPA Consent Decrees: More than $30 Billion in mandated Municipal spending stormwater/sewer overflow improvements.
- Expanding list of regulated/enforced contaminants – new focus on bacteria, heavy metals
- Transition from unfunded federal mandate to local funding for compliance (some under consent decrees, others voluntary – e.g. Maryland's stormwater utility tax)

MAKERS OF smart sponge PRODUCTS

Stormwater Business Line

AbTech HOLDINGS, INC.

Comprehensive Stormwater Management Programs

- Strong market demand for integrated and efficient programmatic structure offered by the "Design-Build-Operate-(Finance)" approach; increasing movement of municipalities towards this model for stormwater (used often for drinking water, waste water, transportation, and other municipal infrastructure projects)
- AbTech Industries offers municipalities a complete stormwater project management service including assessment, design, build, and operate/maintain, working with local contractors to achieve the best solutions for large stormwater infrastructure programs.
- AbTech launched its subsidiary AEWS Engineering to support these programs and capture a greater portion of the value chain internally; AEWS focuses on offering specialty stormwater engineering services to complement local general civil engineering
- First major **contract** received October 2013, **$12 million** Design-Build-Operate contract in Nassau County, NY; project is now in execution – engineering/design phase
- Growing pipeline of municipalities especially in the northeast U.S.;2 LOIs signed in March 2014. April 2014 initial order for $67,000 of Smart Sponge for Eastern Shore of Maryland.
- Waste Management, Inc. – 5-Year marketing/distribution agreement in North America.
- Backlog/Pipeline:
  - Backlog: $11.9 million (Nassau County Contract)
  - Pipeline: 6-Month → $10M (NE D-B-O Project)
  - Identified opportunities: 18-Month → $83M

MAKERS OF smart sponge PRODUCTS

Stormwater Business Line

AbTech HOLDINGS, INC.

Stormwater Treatment Technologies and Systems

- Innovative **Smart Sponge®** treatment technology greatly reduce the amount of hydrocarbons, contaminants, and debris that are commonly found in stormwater. AbTech Industries Smart Sponge®, and Smart Sponge® Plus, which is approved by the EPA for the reduction of coliform bacteria, can be engineered for retrofit into existing stormwater infrastructure.
- AbTech's End-of-Pipe Vault System is a unique, cost-effective, retrofit solution for stormwater filtration prior to discharge at receiving waters.
- Markets include any municipal built infrastructure, large industrial sites, Department of Defense bases and other federal facilities, airports, marinas, and hot spot areas like fuel stations

Storm drain inserts
(Norwalk, CT)



End of Pipe treatment vault
(Long Island Sound



Large Treatment Systems
(Outerbanks)



MAKERS OF smart sponge PRODUCTS

Oil & Gas Business Line

AbTech HOLDINGS, INC.

Annual Addressable Market Estimated at $1.2 Billion

Drivers For Adoption: Oil & Gas industry uses several million gallons of fresh water *per* shale well. Once used, the water is contaminated and currently is trucked away and disposed of in deep "re-injection wells". Increasing water scarcity, high costs of trucking and disposal, and increased regulatory pressure are moving the industry to water recycling and re-use, opening a huge market for water treatment.

AbTech's Value Proposition – Produced Water Pre-Treatment Systems combine the best-of-breed technologies, innovative systems engineering, and AbTech's unique Smart Sponge® de-oiling technology.

Stage 1

OIL RECOVERY

Advanced free Oil Recovery

Stage 2

HYDROCARBON REMOVAL

Smart Sponge® Hydrocarbon Absorptive (SSHA) contactor

Stage 3

REMOVAL OF VOCs

Air Stripping and Media Based solutions to Remove or Harvest Water Soluble Hydrocarbons

MAKERS OF smart sponge PRODUCTS

Oil & Gas Business Line

AbTech HOLDINGS, INC.

- Field Deployments and Testing
  - Tested core technology's efficacy for treatment on produced/frac water of 10 shale plays; Engineered produced/frac water treatment system
  - Validated cross-linked gel frac recycle unit – ability to remove 99% of key cross-link agents such as boron.
  - Fielded pilot system at Wyoming site; first commercial system deployment spring 2014 in Texas
  - AWARDS - Water Management Company of the Year award at the March 2013 Gulf Coast Oil & Gas Awards; 2-time Artemis Top 50 Water Tech Listing™; World Shale Oil & Gas industry a "Technological Innovator" award.
- Pipeline:6-Month: $4M
- Addressable Opportunities:

  18-Month: $16M

AbTech System installed at an Texas (Eagle Ford) Site



AbTech System installed at a Wyoming Shale Fracking Site


AbTech

MAKERS OF smart sponge PRODUCTS

International Waste Water Solutions – UK & EU

Drivers For Adoption:

Regulatory - The EU Water Framework Directive ("WFD") requires that all inland and coastal waters within defined river basin districts reach at least "good status" by 2015 and the standards through the establishment of environmental objectives and ecological targets for surface waters. The regulations impact every aspect of water use: domestic, industrial, agricultural, leisure, and environmental conservation, across EU waterways spanning multiple countries. Regulations are enforced with actions and fines by the Environment Agency.

- AbTech's Current Installations
  - AbTech's storm water products marketed in the UK and EU since 2009.
  - Storm water installations, AbTech's historical focus in the region, include:

    Smart Gully – An adaptor that fits into the existing UK gully infrastructure. Removes hydrocarbons from the water stream. Over three million gullies in London. A 100 drain demonstration is underway in a borough of London.
    Current total installed - over 200.

    Vaults – 3 large vaults have been installed for treatment of bacteria &hydrocarbons.
  - Passive Skimmers and Line Skimmers – Numerous industrial and storm water deployments.
- Select Pending UK/EU Opportunities – Current Pipeline - $3 million at contract stage
  - Landfill Leachate – Liquid/solids separation technology(Smart Sponge® used where indicated) Opportunity - 2,000 landfills throughout the EU and almost 200 biogas facilities in the UK.
  - Smart Gullies – Significant expansion through distributor relationship(s) with gully manufacturers.

TECHNOLOGIES AND SERVICES 14

Patented MAKERS OF smart sponge PRODUCTS Technology

AbTech HOLDINGS, INC.

- **Highly effective polymer-based filtration platform to remove hydrocarbons and other pollutants from flowing or pooled water due to its unique properties:**

Oleophilic (chemically selective towards hydrocarbons); Hydrophobic (will not absorb water); High Porosity; Non-Leaching (creates permanent bond with hydrocarbon, will not release any contaminant molecule); Total Absorption (absorbs 2 to 3 times its weight in hydrocarbons); High Flow Rate (can pass 80 gpm/ft^2 with a one-foot media depth).

- **Patents** - 17 U.S. Patents, 16 International (issued 2000 - 2007) to protect the underlying polymer structure, the manufacturing process, certain finished products, and the integration of the antimicrobial solution.

- **Trademarks** - Smart Sponge®, Ultra-Urban® Filter, Smart Pak®, Smart Drum™

- **High BTU Value** – Base polymer is 18,000 BTU. Spent media can be reused as fuel in waste-to-energy facilities or cement kilns. 320 lbs would produce 1 megawatt of power which could power 140 homes for 1 hour.

- **Disposal and Re-use** – Multiple waste disposal and resource recovery industries have accepted spent Smart Sponge® products for disposal and reuse: Waste-To-Energy Facilities- a participant in the Department of Energy's National Renewable Energy Program; Cement Kilns - above average BTU values; Landfill Disposal - accepted at Subtitle D Landfills. Recycle – ability to melt down the used Smart Sponge® for 90% recovery of oil.






AbTech

Smart Sponge® can be molded in various shapes and sizes for many applications.

MAKERS OF smart sponge PRODUCTS

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▪ EPA Reg. #86256-1 Smart Sponge ® Plus ▪ First antimicrobial application of this agent for storm water conditionally registered with EPA for outdoor use. ▪ Canadian “Antimicrobial” Application No. 2460511 ▪ Granted June 15, 2012 –Dual-Action Decontamination System. ▪ Granted antimicrobial patent in Europe during third quarter 2013. ▪ Smart Sponge ® Plus contains an antimicrobial agent that is effective in reducing coliform bacteria found in stormwater, industrial wastewater, and municipal wastewater. Antimicrobial technology synergistic with the Smart Sponge ® does not reduce ability to remove hydrocarbons or sediment. Process permanently binds antimicrobial agent. Patented Smart Sponge ® Plus Technology Advanced Antimicrobial Filtration Media Physical Inactivation of Bacteria by Biostatic Rupture of the Cell Wall. 16

Manufacturing ▪ Current Manufacturing Capacity ▪ Current manufacturing capacity on a blended basis of wholesale and retail sales is $15 million annually. ▪ Physical facilities are approximately 15,000 sq/ft. ▪ Manufacturing Expansion ▪ Additional production lines may be added within 10-weeks at a cost of approximately $175,000/line. ▪ Each production line added can add an additional $3 million in revenue ▪ Multiple lines can be added concurrently. ▪ Contiguous and adjacent physical space available for 2-3x expansion. ▪ Possibility to modify new production technique that would increase capacity 5-10x within existing facility -Approximate COST to Implement –under $50,000. ▪ Contract Manufacturing • Periodic analysis based on volume to justify contract manufacturing. • Relationships have been identified and potential partner assessment continues. ▪ Product Cost Reduction ▪ New polymer manufacturer and cryogenic grinder selected that can meet our grinding standards and reduce costs. ▪ Overall cost reduction per pound of the ground polymer is 31%. 17

New In-Licensed/Procured Technology

Liquid/Solids Separation – On site separation technology for the processing of landfill leachate and wastewater from biogas production facilities. On site processing results in cost reductions of 30-50% and removes thousands of roundtrips by trucks hauling leachate for processing. The technology would primarily be installed based on a 10-year service agreement with the landfill operator and AbTech would be paid on a per metric tonne of leachate processed. Initial installation under manufacturing, 15 additional units are requested post-certification and permitting.

DieselPure™ Filtration System – The only certified filtration process that can effectively remove free water and emulsified water from ultra-low sulfur diesel and bio-diesel blends in order to maintain excellent fuel quality and protect storage tanks and expensive generator equipment. As Governments mandate the increasing use of bio-diesel blends to improve air quality, water in the fuel becomes an issue that can put mission critical power generation systems at risk. AbTech is the exclusive distributor in western U.S. and the AbTech Smart Sponge is incorporated into all DieselPure™ filtration systems to treat the collected water prior to disposal via sewer. Four outstanding proposals to date.

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Leadership –Financials Growth Strategy 19

Board of Directors (Independent)

William S. Brennan (2014) *Advisory Board (2012 - 2014)*

Equity CIO-Summit Global Management, a RIA managing the oldest water investment platform globally; adjunct professor at Villanova University (College of Commerce & Finance Graduate) and Cabrini College. Previously, President of Brennan Investment Partners, a water & infrastructure investment firm; Pacific Growth Equities environ analyst. Boards: The Water Initiative, the Dean's advisory council for the School of Engineering at Colorado State U and Jabil Circuits CleanTech advisory. BS (Mech Engineer and Bio) Lehigh U; MS (Biomed/MechEngineer) – Colorado State U; MBA – Villanova U.

Olivia H. Farr, Director (1999)

Environmentalist. President of Farr on Film; trustee of the John Merck Fund, St. Mark's School ; actively involved in efforts to lower greenhouse gas emission. Past employment - Partner at First Funding Associates (Stamford, CT), Research Assoc at Natural Resources Defense Council and Ast.Director-Mrs. Giles Whiting Foundation. MBA-Pace Univ, MPA-NYU; BA-Univ. of Pennsylvania.

David Greenwald, Director (1999)

Expert in distribution and logistics. Chairman of Lansco Colors; President of Shoot the Moon Productions (TV series produced with Warner Bros.); Board of Directors for Northern Westchester Center For the Arts (1995 -1999); Board of Directors of The Boys and Girls Clubs of Northern Westchester (2000 – present). BA - Connecticut College.

A. Judson Hill, Director (2004) - *Compensation Committee Chair*

Globally recognized water industry expert. Managing Director of NGP Energy Capital Management. Previously, Managing Partner of Summit Global Management Inc. Formerly a Partner with The Halifax Group and Aqua International Partners, L.P., a private equity fund (global water focus). Earlier, HSBC Managing Director Investment Banker focused on water technology/services and water utilities; 15 years operational management at Westinghouse Electric Corp. and Atlantic Richfield Corp. B.S./M.S. (Civil/Environmental Engineering) - University of Pittsburgh, BS (Biology & Chemistry) - Edinboro University.

William C. McCartney, Director (2013)

Water Industry and financial expert joined Watts Water Technologies in 1985 as controller, became its VP of Finance in 1994 and was named Chief Financial Officer 2000 to 2012, responsible for 36 acquisitions and corporate strategy. Previously served as Honeywell manufacturing accountant and Gould financial controller; MS (Finance) – Bentley College; BS (Business and Accounting) – Boston College; Board of Directors of New England Hemophilia Assoc., and Merrimac Valley YMCA.

Karl Seitz, Director (2007) – *Audit Committee Chair*

Past President of Deimos Ventures, LLC, a private equity fund focused on investing in early stage technology companies relative to water, bio fuels, and genetics. Previously, 20 years with Mars, Inc. in a number of domestic and international financial positions; Controller for Kawasaki Motors USA (1977-1984); Senior Tax Advisor at Arthur Andersen (1973 - 1977). Earned CPA; BA (Economics and Political Science) - UCLA. Formerly active in community non-profit organizations in Southern CA.

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Advisory Board

Robert F. Kennedy, Jr. (2010)

Founder & President of the Waterkeeper Alliance- environmental non-profit that connects and supports over 200 groups protecting rivers, lakes, bays, sounds, and other water bodies globally; Clinical Professor of Environmental Law and co-director of the Pace Environmental Litigation Clinic at Pace University; BA Harvard University, JD University of Virginia, Masters of Law Pace University.

Congressman James Saxton (2010)

U.S. House of Representatives (New Jersey 1984-2009); served on the Armed Services Committee, the Natural Resources Committee (Subcommittee on Fisheries, Wildlife and Oceans) and Chaired the Joint Economic Committee; awarded for his work in environmental protection – Founder of the Congressional Wildlife Refuge Caucus.

Governor Parris N. Glendening (2014)

Two term Governor of Maryland (1995-2003); three term Prince George County Executive; Chair of Nat'l Assoc of County Exec; President of Council of State Gov; Chair of Nat'l Governor Assoc.; Currently President of Smart Growth America Leadership Institute. Doctorate in Gov and Politics – Florida State University.

Governor Edward G. Rendell (2012)

Two term Governor of Pennsylvania (2003-2011); two term Mayor of Philadelphia (1992-2000); District Attorney of Philadelphia for two terms (1978-1985). Currently serves as a distinguished senior fellow at the Brookings Institute and served as chairman of the Democratic National Committee (2000 presidential election). Governor Rendell serves as a consultant and board member for Own Energy, Element Partners and Ocean Thermal Energy. BA - University of Pennsylvania, where he teaches courses in government and politics, and J.D. - Villanova Law School. U.S. Army veteran.

Dr. Francis J. Harvey (2014)

19th Secretary of the Army(2004-2007). Prior 28-years - Westinghouse Electric Corp, most recently COO of Industries and Technology Group and president of Gov and Environmental Services. BA (Metallurgical Eng) Notre Dame; DR (Metallurgical Eng) U of Penn.

Michael Shea (2012) (Technical Advisory Board)

Director Industrial Safety and Safety Culture for Palo Verde Nuclear Generating Station (1987 to present), the largest nuclear generation facility in the U.S. supplying power to 4 million people in CA, AZ, NM, and TX. BS in engineering and physics - University of the State of New York; Executive MBA from Arizona State University.

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Advisory Board Continued

Steven W. Kohlhagen, (2014) *Board Director (2012 - 2014)*
Financial expert who has served as advisor to the Federal Reserve Board, the United States Treasury and the Council of Economic Advisors. University of California, Berkeley professor of International Finance and Economics. Lehman Brothers, Bankers Trust , Stamford Financial Group , and First Union National Bank where he built and managed all fixed income and derivative businesses. Ph.D. and MA economics – Stanford University; BA - College of William and Mary. Boards of Directors of Ametek, Inc., Freddie Mac, and Reval, Inc. In his retirement, Mr. Kohlhagen writes mystery novels.

Upen Bharwada (2014)
Recognized for catalyzing accelerated growth of four liquid separation technologies from the early stages of their respective Technology 'S' curves. Products and technologies he developed have generated a cumulative $1.2 billion (direct revenue) and $3 billion cumulative (adjacent space products, systems, chemicals and engineering services). Previously - DOW Chemical Company for 18 years (including V.P. of R&D and BOD member at the FilmTech Corporation). He served as V.P. of Manufacturing, R&D, and V.P. of the Asia Pacific and ANZ Business Unit at ZENON Environmental Inc. in Oakville, Ontario (now a part of GE Water). He also served as President and COO at HYDRANAUTICS in Oceanside, California and was a Business Operations Executive for the Filters and Membranes P&L of GE Water and Process Technologies. Currently, EVP & CTO of Hydration Technology Innovations (Scottsdale, AZ). B.S. Chemical Engineering - Institute of Technology at BHU (affiliated with Indian Institute of Technology); M.S. Chemical Engineering - Illinois Institute of Technology; MBA - University of Cincinnati.

Alexander Mouldovan (2014)
Founded Crowd Factory, a social marketing platform for businesses used by companies including HBO, Microsoft, Comcast, Molson, Sony Music and McAfee (acquired by Marketo in 2012). Mr. Mouldovan also created or led product for Tribe Networks (acquired by Cisco) and Cenzic (acquired by Trustwave) and InterTrust (IPO and later acquired by Phillips and Sony for $453M).
BA - Dartmouth.

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FinancingTransactions –Past Year 23 Debt Financing June –July 2013 6.5% Bridge Notes $ 500,000 Aug. –Sept. 2013 6.5% Convertible Notes 1,270,000 Dec. 2013 6.5% Secured Convertible Notes 3,500,000 March 2014 7.5 % Secured Notes 875,000 May 2014 7.5% Secured Notes 1,125,000 Total Debt Financing 7,270,000 Debt Repayments Dec. 2013 6% Convertible Notes 480,000 6.5% Convertible Notes 1,020,000 Total Debt Repayments 1,500,000 Net Debt Financing Transactions $5,770,000

Capitalization Table 6/30/2014 Stockholder Common Shares Convertible Promissory Notes (if converted) Convertible Preferred Stock (if converted) Total Fully Diluted Shares Owner- ship % Glenn Rink 3,173,385 - 1,867,127 - - 5,040,512 5.0% Board (Non-Exec.) 1,266,916 - 2,917,278 - - 4,184,194 4.2% Executive Management 20,000 - 2,276,388 - - 2,296,388 2.3% Subtotal Directors & Officers 4,460,301 - 7,060,793 - - 11,521,094 11.5% Employees - - 60,000 60,000 0.1% Other 63,423,578 8,416,800 2,098,068 7,856,722 6,457,467 88,252,635 88.4% Total Outstanding 67,883,879 8,416,800 9,218,861 7,856,722 6,457,467 99,833,729 100.0% * Average warrant exercise price - $0.65 ** Average option exercise price - $0.56 Options** Warrants* Q4 2013 -Insider open market stock purchases Nov 22 –Olivia Farr –Director –18,348 shs. @ $0.50 Nov 21 –BjornulfWhite –Officer –10,000 shs. @ $0.49 Nov 21/22 –Steven Kohlhagen–Director –27,058 shs. @$0.48 Nov 20 –David Greenwald –Director –35,000 shs.@$0.448 Nov 20 –Judson Hill –Director –50,000 shs.@ $0.49 Q2 2014 -Insider open market stock purchases April 14 –William McCartney –10,000 shs. @ $0.48

Thank You for Your Time and Consideration Glenn Rink President/CEO 480-874-4000 grink@abtechindustries.com Yvonne Zappulla Investor Relations 212-681-4108 yvonne@grannusfinancial.com 25